Blackstone Mortgage Trust, Inc. Third Quarter 2021 Results OCTOBER 27, 2021 Exhibit 99.2

Blackstone  |
Blackstone Mortgage Trust, Inc.
1
BXMT HIGHLIGHTS
(1)
Includes $998 million of Non-Consolidated Senior Interests and investment exposure to the $493 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(2)
See Appendix for a definition and reconciliation to GAAP net income.
(3)
Reflects ratio of Distributable Earnings per share to dividends declared per share for three months ended September 30, 2021.
$4.7
billion
of
originations
led
to
$2.9
billion
of
portfolio
growth
and
a
record
$22.0
billion
(1)
portfolio of high-quality senior loans at quarter-end
Increased scale drove incremental earnings power, yielding GAAP EPS of $0.56 and Distributable
EPS
(2)
of $0.63 in the third quarter
$4.7B
originations
$3.5B
financing activity
102%
dividend coverage
(3)
Consistent, disciplined focus on
low-leverage loans to strong sponsors
Attractive capital markets executions
enhance structure and cost of capital
Robust portfolio growth generates
increased earnings momentum
Growing Portfolio
Optimized Capitalization

Blackstone  |
Blackstone Mortgage Trust, Inc.
2
THIRD QUARTER 2021 RESULTS
(1)
See Appendix for a definition and reconciliation to GAAP net income.
(2)
Reflects ratio of Distributable Earnings per share to dividends declared per share for three months ended September 30, 2021.
(3)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
(4)
Includes $998 million of Non-Consolidated Senior Interests and investment exposure to the $493 million 2018 Single Asset Securitization through a $79 million subordinate interest.
Earnings
GAAP
earnings
per
share
of
$0.56
and
Distributable
Earnings
(1)
per
share
of
$0.63;
declared
$0.62 per share dividend
Portfolio growth drove a sequential increase in Distributable Earnings and 102% dividend coverage
(2)
in the quarter
CECL reserve decreased $0.04 per share to $0.86 per share due to continued positive credit migration and impact of recent originations
Investments
Originated 38 loans totaling $4.7 billion to well-capitalized borrowers with multifamily loans representing over 50% of the total
$3.9 billion of fundings exceeding $886 million of repayments during the quarter and resulted in portfolio growth of $2.9 billion
Last twelve months originations of $8.8 billion reflect credit quality and pace consistent with
pre-pandemic
levels,
with
a
weighted
average
LTV
(3)
of
66%
Portfolio
Closed $2.8 billion of asset-level financings across 35 assets and nine counterparties on increasingly favorable economic and structural terms
Priced $400 million of five-year secured notes at 3.75% inaugurating BXMT as a bond issuer and further diversifying financing sources
Issued 10 million shares of common stock at a premium to book value resulting in $0.25 of accretion to book value per share and generating net proceeds of $312 million
Capitalization
$22.0
billion
(4)
senior
loan
portfolio
secured
by
institutional
quality
real
estate
in
major
markets
with
a
weighted
average
origination
LTV
(3)(4)
of
65%
Accelerating investment pace and continued turnover produced a newer vintage portfolio,
31% of which was originated in the last year
98% performing portfolio with continued strong credit performance, 100% interest collections and reduced CECL reserve

Blackstone  |
Blackstone Mortgage Trust, Inc.
$26.68
$26.92
6/30/2021
9/30/2021
3
EARNINGS
3Q
GAAP
earnings
per
share
of
$0.56
and
Distributable
Earnings
(1)
per
share
of
$0.63
Portfolio growth supported issuance of premium equity in 3Q, driving book value increase of $0.24 per share
Increasing EPS
Increasing Book Value
(1)
See Appendix for a definition and reconciliation to GAAP net income.
$0.57
$0.54
$0.89
$0.56
GAAP EPS
+$0.24
Distributable EPS
Portfolio Size
(1)
$18.2B
$18.7B
$19.2B
$22.0B
$0.60
$0.59
$0.61
$0.63
4Q ‘20
1Q ‘21
2Q ‘21
3Q ‘21

Blackstone  |
Blackstone Mortgage Trust, Inc.
LTM Origination Mix
4
INVESTMENTS
LTM originations of $8.8 billion with a weighted average 66% LTV represent a continuation of pre-pandemic pace and leverage profile
Investment mix reflects expanding activity in multifamily (43%) and Sunbelt (37%) markets
Origination Volume and LTV
($ in billions)
$8.8B
originations
$8.8B
originations
$8.4
$9.1
$4.4
$8.8
LTM 9/30/2018
LTM 9/30/2019
LTM 9/30/2020
LTM 9/30/2021
-
$2.0
$4.0
$6.0
$8.0
$10.0
Retail
4%
Hospitality
8%
Industrial
8%
Life Sciences
8%
Multifamily
43%
63%
Office
29%
Northeast
23%
Sunbelt
37%
Europe
19%
Northwest
1%
Midwest
5%
West
15%
Originations
LTV
60%
66%
66%

Blackstone  |
Blackstone Mortgage Trust, Inc.
5
PORTFOLIO
(1)
Includes $998 million of Non-Consolidated Senior Interests and investment exposure to the $493 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(2)
States and countries comprising less than 1% of total loan portfolio are excluded.
$22.0 billion
(1)
senior loan portfolio comprising 157 investments with a weighted average origination LTV of 65%
31% of BXMT’s portfolio originated in the last twelve months reflecting more recent market conditions
Major Market Focus
(1)(2)
Collateral Diversification
(1)
DEU, 1%
UK, 9%
IE, 6%
ES, 7%
CA
17%
TX
6%
IL
4%
TN, 2%
GA
5%
FL
6%
NY
17%
DC, 2%
HI, 2%
SE, 3%
NC, 2%
MA, 2%
NV
1%
VA, 1%
Other, 5%
Life Sciences, 2%
Retail, 4%
Industrial, 4%
Hospitality
15%
Office
50%
Multifamily
20%

Blackstone  |
Blackstone Mortgage Trust, Inc.
(1)
Quarter-end liquidity of $1.1 billion includes $211 million of cash, $452 million of immediately available borrowings and $395 million of net proceeds due on settlement of the secured notes priced on
September 24, 2021 and settled on October 5, 2021.
(2)
Represents (i) total outstanding secured debt, asset-specific debt, term loans, and convertible notes, less cash, to (ii) total equity.
(3)
Reflects the $400 million secured notes, which priced on September 24, 2021 at 3.75% and settled on October 5, 2021.
(4)
Represents annual interest expense on corporate debt over the weighted average balance of debt outstanding.
5.7%
5.2%
5.1%
4.9%
4.3%
3.9%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2016
2017
2018
2019
2020
Q3 2021
Proforma
6
CAPITALIZATION
$2.8 billion of asset-level financings, $400 million of secured notes and $312 million of follow-on common equity represent a continued increase in balance sheet scale, diversification and efficiency
Quarter-end liquidity
(1)
of $1.1 billion and debt-to-equity ratio
(2)
of 3.1x support ongoing growth within current
capitalization
Corporate Debt Progression
(3)
(4)
Diversified Financing Sources
(outstanding balance)
3Q 2021
Proforma
(3)
$18.2B
financings
Convertible Notes
Term Loan B
HY Notes
Cost of Corporate Debt
Convertible Notes, 3%
Term Loan B, 8%
HY Notes, 2%
Asset-Specific
Debt, 7%
Securitizations
18%
Secured Debt
Facilities, 62%

Blackstone | Blackstone Mortgage Trust, Inc. Appendix 7

Blackstone  |
Blackstone Mortgage Trust, Inc.
GAAP Net
Income
Adjustments
Distributable
Earnings
Interest income
$200.1
$     -
$200.1
Interest expense
(82.7)
0.1
(82.6)
Management and incentive fees
(19.3)
-
(19.3)
General and administrative
expenses and taxes
(2.8)
-
(2.8)
Increase in current expected
credit loss reserve
(2.8)
2.8
-
Non-cash compensation
(8.1)
8.1
-
Realized hedging and
foreign currency loss, net
(1)
-
(0.8)
(0.8)
Net income attributable to non-
controlling interests
(0.6)
(0.1)
(0.7)
Total
$83.8
$10.1
$93.9
$19.0
$22.0
$3.9
$0.9
2Q ’21
Loans
Outstanding
Fundings
Repayments
3Q ’21
Loans
Outstanding
8
APPENDIX
(1)
Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet.
(2)
Amounts may not add due to rounding.
(3)
Adjusted to reflect $155 million of non-cash fluctuations in foreign currency rates during the period for comparability to our total loan portfolio as of June 30, 2021.
(4)
Includes $1.0 billion of Non-Consolidated Senior Interests and investment exposure to the $623 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(5)
Includes $998 million of Non-Consolidated Senior Interests and investment exposure to the $493 million 2018 Single Asset Securitization through a $79 million subordinate interest.
Net Fundings
(2)
($ in billions)
3Q 2021 Operating Results
($ in millions)
$0.56
net income per share
$0.63
distributable earnings per share
(5)
(3)(4)

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Portfolio excludes our $79 million subordinate interest in the $493 million 2018 Single Asset Securitization.
(2)
Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(3)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of September 30, 2021, four loans in the portfolio have been financed with an aggregate $998 million of Non-Consolidated Senior Interests, which are included in the table above.
(4)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(5)
This loan is accounted for under the cost recovery method.
(6)
Consists of both floating and fixed rates. Spread and all-in yield assume applicable floating benchmark rates for weighted-average calculation. Excludes loans under the cost-recovery method.
9
Portfolio Details
(1)
($ in millions)
Origination
Total
Principal
Net Book
Maximum
Property
Loan Per
Origination
Loan Type
Date
(2)
Loan
(3)
Balance
(3)
Value
Maturity
(4)
Location
Type
SQFT / Unit / Key
LTV
(2)
Loan 1
Senior loan
8/14/2019
$  1,275
$  1,238
$  1,233
+ 2.53%
+ 2.99%
12/23/2024
Dublin -
IE
Office
$450 / sqft
74%
Loan 2
Senior loan
3/22/2018
858
858
857
+ 3.25%
+ 3.42%
3/15/2023
Diversified -
Spain
Mixed-Use
n / a
71%
Loan 3
Senior loan
11/25/2019
724
690
692
+ 2.30%
+ 2.59%
12/9/2024
New York
Office
$988 / sqft
65%
Loan 4
Senior loan
3/30/2021
570
570
564
+ 3.20%
+ 3.41%
5/15/2026
Diversified -
SE
Industrial
$104 / sqft
76%
Loan 5
Senior loan
(3)
8/7/2019
746
441
87
+ 3.12%
+ 3.60%
9/9/2025
Los Angeles
Office
$298 / sqft
59%
Loan 6
Senior loan
8/22/2018
363
363
362
+ 3.15%
+ 3.28%
8/9/2023
Maui
Hospitality
$471,391 /  key
61%
Loan 7
Senior loan
9/23/2019
405
349
346
+ 3.00%
+ 3.22%
11/15/2024
Diversified -
Spain
Hospitality
$190,703 /  key
62%
Loan 8
Senior loan
4/11/2018
355
345
344
+ 2.85%
+ 3.10%
5/1/2023
New York
Office
$437 / sqft
71%
Loan 9
Senior loan
(3)
8/6/2015
325
325
59
5.75%
5.85%
10/29/2022
Diversified -
EUR
Other
n / a
71%
Loan 10
Senior loan
1/11/2019
324
324
321
+ 4.35%
+ 4.70%
1/11/2026
Diversified -
UK
Other
$320 / sqft
74%
Loan 11
Senior loan
3/16/2021
491
310
306
+ 3.85%
+ 4.15%
4/9/2026
Boston
Life Sciences
$765 / sqft
66%
Loan 12
Senior loan
2/27/2020
300
297
296
+ 2.70%
+ 3.04%
3/9/2025
New York
Mixed-Use
$933 / sqft
59%
Loan 13
Senior loan
9/30/2019
306
297
297
+ 3.66%
+ 3.75%
9/9/2024
Chicago
Office
$257 / sqft
58%
Loan 14
Senior loan
11/30/2018
286
286
285
n/m
%
(5)
n/m
%
(5)
8/9/2025
New York
Hospitality
$306,870 /  key
73%
Loan 15
Senior loan
10/23/2018
290
274
273
+ 2.80%
+ 3.04%
11/9/2024
Atlanta
Office
$255 / sqft
64%
Loans 16 -
156
Senior loans
(3)
Various
18,641
14,557
14,084
+ 3.26
%
(6)
+ 3.59
%
(6)
Various
Various
Various
Various
64%
CECL reserve
(130)
Total/Wtd. avg.
$  26,258
$  21,520
$  20,276
+ 3.22
%
(6)
+ 3.55
%
(6)
3.3 yrs
66%
All-in
Spread
Yield

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
10
Consolidated Balance Sheets
($ in thousands, except per share data)
September 30, 2021
December 31, 2020
Assets
Cash and cash equivalents
$211,180
$289,970
Loans receivable
20,406,466
16,572,715
Current expected credit loss reserve
(130,388)
(173,549)
Loans receivable, net
$20,276,078
$16,399,166
Other assets
218,614
269,819
Total assets
$20,705,872
$16,958,955
Liabilities and equity
Secured debt, net
$11,170,330
$7,880,536
Securitized debt obligations, net
2,836,049
2,922,499
Asset-specific debt, net
320,895
391,269
Term loans, net
1,329,637
1,041,704
Convertible notes, net
618,985
616,389
Other liabilities
159,424
202,327
Total liabilities
$16,435,320
$13,054,724
Commitments and contingencies
—
—
Equity
Class A common stock, $0.01 par value
1,570
1,468
Additional paid-in capital
5,039,384
4,702,713
Accumulated other comprehensive income
9,874
11,170
Accumulated deficit
(814,278)
(829,284)
Total Blackstone Mortgage Trust, Inc. stockholders’ equity
$4,236,550
$3,886,067
Non-controlling interests
34,002
18,164
Total equity
$4,270,552
$3,904,231
Total liabilities and equity
$20,705,872
$16,958,955

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
11
Consolidated Statements of Operations
($ in thousands, except per share data)
2021
2020
2021
2020
Income from loans and other investments
Interest and related income
$200,114
$193,939
$583,941
$590,797
Less: Interest and related expenses
82,690
78,978
243,413
268,070
Income from loans and other investments, net
$117,424
$114,961
$340,528
$322,727
Other expenses
Management and incentive fees
19,342
18,985
60,094
58,758
General and administrative expenses
10,841
11,242
32,108
34,320
Total other expenses
$30,183
$30,227
$92,202
$93,078
(Increase) decrease in current expected credit loss reserve
(2,767)
6,055
49,432
(173,466)
Income before income taxes
$84,474
$90,789
$297,758
$56,183
Income tax provision
70
20
346
192
Net income
$84,404
$90,769
$297,412
$55,991
Net income attributable to non-controlling interests
(647)
(909)
(2,158)
(1,937)
Net income attributable to Blackstone Mortgage Trust, Inc.
$83,757
$89,860
$295,254
$54,054
Per share information (basic and diluted)
Net income per share of common stock
$0.56
$0.61
$2.00
$0.39
Weighted-average shares of common stock outstanding
149,214,819
146,484,651
147,971,737
140,157,620
Three Months Ended September 30,
Nine Months Ended September 30,

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(2)
Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet.
12
Per Share Calculations
(in thousands, except per share data)
Distributable Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
September 30, 2021
June 30, 2021
Net
income
(1)
$83,757
$131,595
Increase (decrease) in current expected credit loss reserve
2,767
(50,906)
Non-cash compensation expense
8,080
8,020
Realized
hedging
and
foreign
currency
(loss)
income,
net
(2)
(768)
744
Other items
116
194
Adjustments attributable to non-controlling interests, net
(39)
248
Distributable Earnings
$93,913
$89,895
Weighted-average shares outstanding, basic and diluted
149,215
147,343
Distributable Earnings per share, basic and diluted
$0.63
$0.61
Three Months Ended
September 30, 2021
June 30, 2021
Stockholders' equity
$4,236,550
$3,930,961
Shares
Class A common stock
157,016
147,016
Deferred stock units
356
328
Total outstanding
157,372
147,344
Book value per share
$26.92
$26.68
Three Months Ended
September 30, 2021
June 30, 2021
Net income
(1)
$83,757
$131,595
Weighted-average shares outstanding, basic and diluted
149,215
147,343
Per share amount, basic and diluted
$0.56
$0.89
Three Months Ended

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(2)
Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet.
13
Reconciliation of Net Income to Distributable Earnings
(in thousands, except per share data)
Three Months Ended,
Sep 30,
2021
June 30,
2021
Mar 31,
2021
Dec 31,
2020
Net income
(1)
$83,757
$131,595
$79,902
$83,616
Increase (decrease) in current expected credit loss reserve
2,767
(50,906)
(1,293)
(5,813)
Non-cash compensation expense
8,080
8,020
8,085
8,554
Realized
hedging
and
foreign
currency
(loss)
income,
net
(2)
(768)
744
172
582
Other items
116
194
130
921
Adjustments attributable to non-controlling interests, net
(39)
248
(47)
74
Distributable Earnings
$93,913
$89,895
$86,949
$87,934
Weighted-average shares outstanding, basic and diluted
149,215
147,343
147,337
146,675
Net income per share, basic and diluted
$0.56
$0.89
$0.54
$0.57
Distributable Earnings per share, basic and diluted
$0.63
$0.61
$0.59
$0.60

Blackstone  |
Blackstone Mortgage Trust, Inc.
DEFINITIONS
14
Distributable
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Distributable
Earnings
in
this
presentation.
Distributable
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Distributable
Earnings
is
a
non-GAAP
measure,
which
we
define
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
non-cash
equity
compensation
expense,
(ii)
depreciation
and
amortization,
(iii)
unrealized
gains
(losses),
and
(iv)
certain
non-cash
items.
Distributable
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
our
Manager,
subject
to
approval
by
a
majority
of
our
independent
directors.
During
the
three
months
ended
September
30,
2021,
we
recorded
a
$3
million
increase
in
current
expected
credit
loss
reserve,
or
CECL
reserve,
which
has
been
excluded
from
Distributable
Earnings
consistent
with
other
unrealized
gains
(losses)
pursuant
to
our
existing
policy
for
reporting
Distributable
Earnings
and
the
terms
of
the
management
agreement
between
our
Manager
and
us.
We
believe
that
Distributable
Earnings
provides
meaningful
information
to
consider
in
addition
to
our
net
income
and
cash
flow
from
operating
activities
determined
in
accordance
with
GAAP.
This
adjusted
measure
helps
us
to
evaluate
our
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
we
believe
are
not
necessarily
indicative
of
our
current
loan
portfolio
and
operations.
We
believe
Distributable
Earnings
is
a
useful
financial
metric
for
existing
and
potential
future
holders
of
our
class
A
common
stock
as
historically,
over
time,
Distributable
Earnings
has
been
a
strong
indicator
of
our
dividends
per
share.
Distributable
Earnings
mirrors
the
terms
of
our
management
agreement
between
our
Manager
and
us
for
purposes
of
calculating
our
incentive
fee
expense.
Distributable
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
our
GAAP
cash
flows
from
operations,
a
measure
of
our
liquidity,
or
an
indication
of
funds
available
for
our
cash
needs.
In
addition,
our
methodology
for
calculating
Distributable
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
our
reported
Distributable
Earnings
may
not
be
comparable
to
the
Distributable
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.
Non-Consolidated
Securitized
Debt
Obligations:
Senior
securitized
debt
held
by
third-parties
in
the
2018
Single
Asset
Securitization.
These
non-recourse
securitized
debt
obligations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.

Blackstone  |
Blackstone Mortgage Trust, Inc.
FORWARD-LOOKING STATEMENTS
15
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance,
its
business
plans
and
the
impact
of
and
recovery
from
the
negative
effects
of
the
COVID-19
pandemic.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“objective,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2020,
as
such
factors
may
be
further
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.